As Filed with the Securities and Exchange Commission on April 27, 2011

File Nos. 333-80205
811-09381
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 28

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 29

PAYPAL FUNDS

(Exact name of Registrant as specified in charter)

2211 North First Street
San Jose, CA 95131
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (408) 967-7000

Dana E. Schmidt
PayPal Funds
2211 North First Street
San Jose, CA 95131
(Name and address of agent for service)

Please send copy of all communications to:

David A. Hearth
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

(415) 856-7000
 It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to (a)(2) of Rule 485

PAYPAL MONEY MARKET FUND

PROSPECTUS

April 30, 2011

(ticker symbol PAPXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY OF THE FUND	5

MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS	9

FUND MANAGEMENT	12

THE FUND’S STRUCTURE	14

PRICING OF FUND SHARES	15

MORE ABOUT THE PURCHASE AND REDEMPTION OF FUND SHARES	16

DIVIDENDS AND OTHER DISTRIBUTIONS	19

MORE ABOUT TAXES	21

FINANCIAL HIGHLIGHTS	22

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SUMMARY OF THE FUND

Investment Objective

PayPal Money Market Fund (the “Fund”), a series of PayPal Funds (the “Trust”), seeks a high level of current income consistent with stability of capital and liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund invests all of its investable assets in the Money Market Master Portfolio (the “Master Portfolio”).  Accordingly, “Management Fees” include the management fees at the Fund and the Master Portfolio levels.  “Annual Fund Operating Expenses” also reflect the expenses at both the Fund and the Master Portfolio levels.

Under its Investment Advisory Agreement with the Trust, as amended (the “Advisory Agreement”), PayPal Asset Management, Inc. (the “Adviser”) is responsible for payment of all the operating expenses of the Fund, except the Fund’s share of the Master Portfolio’s expenses, brokerage fees and commissions, taxes, interest, fees and expenses of the Trustees who are not “interested” persons of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (and their legal counsel), the compensation of the Chief Compliance Officer (“CCO”), the Fund’s portion of any joint insurance premiums, and extraordinary expenses (the “Excluded Expenses”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver and/or Expense Reimbursement	(0.03)%
Total Annual Funds Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs, at both the Fund and Master Portfolio levels, would be:

1 Year	3 Years	5 Years	10 Years

$86	$275	$479	$1,070

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Principal Investment Strategies of the Fund

The Fund is a “feeder” fund that invests all of its investable assets in the Master Portfolio, which is a series of the Master Investment Portfolio (“MIP”), a registered open-end management investment company issuing individual interests in multiple series. The Master Portfolio has the same investment objective and substantially the same investment policies as the Fund. The Master Portfolio is a diversified portfolio that invests in U.S. dollar-denominated, high quality, short-term money market instruments issued by U.S. and non-U.S. issuers. The Master Portfolio may invest in certificates of deposit, high quality debt obligations, certain obligations of U.S. and non-U.S. banks, certain repurchase agreements, and obligations of the U.S. government and its agencies and instrumentalities (including government-sponsored enterprises). To preserve its investors’ capital, the Master Portfolio and through it, the Fund, seek to maintain a stable $1.00 share price.

The Fund’s performance is expected to correspond to the performance of the Master Portfolio. This means that you should understand that the discussion of the Fund’s investment objective, strategies and risks is a description of the investment characteristics and risks associated with the investments of the Master Portfolio.

The Fund (through its investment in the Master Portfolio) reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of U.S. banks.

Principal Investment Risks of Investing in the Fund

The following is a summary description of certain risks of investing in the Fund.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes, if an issuer or guarantor of a security fails to pay interest or principal when due, or if the liquidity of such instruments decreases. If these changes in value were substantial, the Fund’s value could deviate from $1.00 per share. In that event, you may lose money by investing in the Fund.

Concentration Risk.  The Master Portfolio may concentrate its investments in the U.S. banking industry, which would subject it to the risks generally associated with investments in the U.S. banking industry, i.e., interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the U.S. banking industry.

Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and/or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Master Portfolio’s investment in that issuer.

Default Risk.  Although the risk of default is generally considered unlikely, any default on an investment made by the Master Portfolio could cause the Fund’s share price or yield to fall.

Income Risk. Income risk is the risk that the Fund’s or the Master Portfolio’s yield will vary as short-term securities in the Master Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk.  Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down to a greater extent in response to changes in interest rates than the market prices of shorter-term debt securities.

Lack of Governmental Insurance or Guarantee Risk. Investment in the Fund is not a not bank deposit in PayPal, Inc. (“PayPal”) or its affiliates, including the Adviser. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Master Portfolio invests may go down in value, including the possibility that the markets may go down sharply and unpredictably. Selection risk is the risk that the securities selected by the investment adviser to the Master Portfolio may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies.

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Non-U.S. Securities Risks.  The Master Portfolio may invest in the securities of non-U.S. issuers, so long as they are denominated in U.S. dollars. Securities of non-U.S. issuers carry additional risks due to reasons ranging from the lack of information about an issuer to the risk of political uncertainties.

U.S. Government Obligations Risk.  Certain securities in which the Master Portfolio invests, including securities issued by certain U.S. government agencies and U.S. government-sponsored entities, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Performance Information

The following bar chart and table show the Fund’s performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Keep in mind that the Fund’s past performance (before and after tax) is not necessarily an indication of how the Fund will perform in the future.

The bar chart below shows the Fund’s total returns for the calendar years indicated.

Best quarter:	1.29% Q3 2007
Worst quarter:	0.01% Q1 2010

7-day yield (as of Dec. 31, 2010): 0.12%
(Current yield information is available at www.paypal.com.)

The table below compares the Fund’s average annual returns to the returns of 3-month U.S. Treasury Bills, for the one-year, five-year, and ten-year periods ended on December 31, 2010.

Average Annual Total Returns (as of December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
PayPal Money Market Fund	0.12%	2.56%	2.33%
U.S. Treasury Bills (3-month)	0.13%	2.43%	2.38%

The Adviser and BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, have in the past waived all or a portion of their respective fees or reimbursed expenses to the Fund or the Master Portfolio, as applicable, and may agree to do so in the future from time to time.  When they waive fees and/or reimburse expenses, the Fund’s operating expenses are reduced, and as a result, the Fund’s total return and yield are increased. These waivers and/or reimbursements may be discontinued at any time. In the absence of such waivers and/or reimbursements, the Fund’s total return and yield would have been, and will be, lower.

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Investment Adviser

PayPal Asset Management, Inc. serves as the investment adviser to the Fund. BlackRock Fund Advisors serves as the investment adviser to the Master Portfolio.

Purchase and Sale of Fund Shares

The Fund is designed specifically for on-line investors who are customers of PayPal. You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account. Fund shares are automatically redeemed (or “swept” from your account) to pay for any transaction that you have authorized, including purchases, payments, and other electronic fund transfers. The automatic sweep occurs once a day as all transactions for that day are reconciled. The following table shows the Fund’s minimum investment requirements:

Initial Investment in the Fund	$0.01
Additional Shares of the Fund	$0.01
Continuing Minimum Investment	$0.01
Maximum Account Balance	None

Currently, there is no maximum limit on the amount of your purchase of Fund shares or your total share balance, but the Fund reserves the right to impose limits in the future with prior notice to shareholders.

Tax Information

You will generally be subject to U.S. federal taxes, and perhaps state and local taxes, on the distributions that are credited to your account by the Fund as ordinary income, capital gains or a combination of the two, regardless of whether you withdraw the distribution and even if the distribution is reinvested in shares of the Fund.

8

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund is a diversified series of the Trust, an open-end management investment company registered under the 1940 Act. The Fund is designed primarily as an automatic sweep investment for uninvested cash balances in PayPal customer accounts.  PayPal customers may choose to have their free cash balances swept into the Fund in order to earn income until the cash balance in the PayPal account is used.  Shares of the Fund will be automatically redeemed to pay for transactions such as payments, purchases and other electronic money transfers from PayPal customer accounts.

Principal Investment Strategies

The Fund and the Master Portfolio emphasize safety of principal and high credit quality. Neither the Fund nor the Master Portfolio may purchase floating-rate or variable-rate instruments that are considered to be potentially volatile.

The Fund (through its investment in the Master Portfolio) may invest in floating-rate and variable-rate securities only if the following criteria are met:

•	The security bears interest at a rate that resets quarterly or more frequently.

•	The interest rate reset is based on changes in standard money market rate indices.

•
The standard money market rate indices on which the interest rate reset is based must be acceptable standard indices, which include, among others, U.S. Government Treasury Bills and London Interbank Offered Rate, among others.

Floating-rate and variable-rate obligations bear interest at rates that are not fixed, but are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct lending arrangements between the Master Portfolio, as lender, and the borrower.  There is no percentage limit on the portion of the portfolio of the Master Portfolio that can be invested in floating-rate or variable-rate securities, provided that the Master Portfolio complies with its other investment restrictions and policies.

The Fund (through its investment in the Master Portfolio) may purchase instruments that are not rated if, in the opinion of the investment adviser to the Master Portfolio, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio and if they are purchased in accordance with the Master Portfolio’s procedures adopted by the MIP’s board of trustees (the “MIP Board”) in accordance with Rule 2a-7 under the 1940 Act (“Rule 2a-7”).

Money Market Fund Regulations

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price. The Fund and the Master Portfolio are money market funds and are subject to these regulations.  Some of the regulations are:

•
Credit Quality: Money market funds must invest exclusively in high quality securities. Generally, “high quality securities” are those that are in the top two tiers of short-term credit quality, as ranked by certain nationally recognized statistical rating organizations, or “rating agencies.” The Master Portfolio may purchase an unrated security if its investment adviser determines the security to be of comparable quality to those rated securities, using guidelines adopted by the MIP Board.

•	Diversification: Requirements for diversification limit the Fund’s exposure to any given issuer.

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•
Liquidity: Rule 2a-7 requires that the Master Portfolio hold securities that are sufficiently liquid to meet reasonably foreseeable interestholder redemptions in light of its obligations under section 22(e) of the 1940 Act and any commitments the Master Portfolio has made to interestholders. To comply with this general liquidity requirement, the Master Portfolio’s investment adviser must consider factors that could affect the Master Portfolio’s liquidity needs, including characteristics of the Master Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly interestholder redemptions), this new provision may require the Master Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

The Master Portfolio will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets.  The Master Portfolio will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.  “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) U.S. government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the U.S. Congress of  the United States that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

The Master Portfolio will not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Master Portfolio).

•
Maturity:  Under Rule 2a-7, money market funds, including the Master Portfolio, are managed so that the dollar-weighted average maturity of all of their respective investments will be 60 days or less and the dollar-weighted average life to maturity of all of its investments will be 120 days or less. In addition, the Master Portfolio will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of the Master Portfolio is the average amount of time until the issuers of the debt securities in the Master Portfolio’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Master Portfolio, the more weight it gets in calculating this average maturity. To calculate the dollar-weighted average maturity, the Master Portfolio may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of the Master Portfolio’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable-rate or floating-rate securities regarding the use of interest rate reset dates.

•
Portfolio Diversification and Quality: Rule 2a-7 presently limits investments by the Master Portfolio in securities issued by any one issuer (except for, among others, securities issued by the U.S. government, its agencies or instrumentalities or investments in First Tier Securities (as defined in Rule 2a-7) of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than ½ of 1% of the Master Portfolio’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. government securities and the Master Portfolio’s investment adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of the Master Portfolio’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

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•
Suspension of Redemptions: If the MIP Board, including a majority of its trustees who are not “interested” persons of MIP, as such term is defined in Section 2(a)(19) of the 1940 Act, determines that the deviation between the Master Portfolio’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the MIP Board, subject to certain conditions, may suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Master Portfolio in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

A Further Discussion of Principal Risks

Asset-Backed Securities: The Master Portfolio may invest in high-quality asset-backed securities. Asset-backed securities represent interests in “pools” of assets on which payments of both interest and principal are made regularly, thus in effect “passing through” regular payments made by the individual borrowers on the assets to the holders of the securities. The value of these instruments is particularly sensitive to changes in interest rate and general market conditions. The value of asset-backed securities is also affected by the creditworthiness of the individual borrowers.

Concentration Risk: The Master Portfolio’s strategy of concentrating in the U.S. banking industry means that its performance will be closely tied to the performance of a particular market segment. The Master Portfolio’s concentration in this industry may present more risks than if its investments were broadly diversified over numerous industries and sectors of the economy. A downturn in companies in this industry would have a larger impact on the Master Portfolio and the Fund than on a mutual fund that does not concentrate in the U.S. banking industry. From time to time, investments in this industry may suffer from weaker credit quality, lower returns or reduced liquidity, compared to investments in other industries, the market as a whole or portfolios that are not concentrated in the banking industry.

 Floating-Rate and Variable-Rate Risk: Floating-rate and variable-rate instruments are subject to interest rate and credit risks. Because there is no active secondary market for certain of these obligations, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Master Portfolio is not entitled to exercise its demand rights.

Management Risk: As with any actively managed fund, the investment adviser to the Master Portfolio may not be successful in its selection of investment instruments for the Master Portfolio, and the strategies used by the Master Portfolio may fail to produce the intended results.

U.S. Government Obligations Risk: Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, only obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association), while other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), supported by the discretionary authority of the U.S. government to purchase an issuer’s obligations, or backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures regarding disclosure of non-public portfolio information described in the Fund’s Statement of Additional Information (“SAI”), as the same may be amended from time to time.

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FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of PayPal (which, in turn, is a wholly-owned subsidiary of eBay Inc.), and its address is 2211 North First Street, San Jose, CA 95131. PayPal is dedicated to providing easy, low-cost services to on-line investors through its continuous emphasis on technology, including the PayPal website and its payment services. Through the World Wide Web, the Adviser offers access to your Fund account virtually anywhere, at any time. The Adviser was formed in 1999. As of March 31, 2011, the Adviser had approximately $489 million in assets under management.

The Adviser provides the Fund with investment guidance and policy direction and monitors the Fund’s investment in the Master Portfolio. The Adviser is subject to general supervision of the Trust’s Board of Trustees (the “Board”) and is required to act in accordance with the investment objective, policies and restrictions of the Fund.

The Adviser also provides or arranges for all of the services that are necessary for the Fund to operate. These include administration, transfer agency, custody, and sub-advisory services, if any. Pursuant to the Advisory Agreement, the Adviser is entitled to a management fee at an annual rate equal to 0.75% of the Fund’s average daily net assets. The Adviser uses the advisory fee to pay all expenses of managing and operating the Fund, except the Excluded Expenses. A portion of the advisory fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser.

Since April 30, 2006 and prior to August 4, 2009, the Adviser has voluntarily agreed to waive its fee in order to limit the Fund’s annual operating expenses to 0.35% of the Fund’s average daily net assets, excluding the Excluded Expenses. Effective August 4, 2009, the Adviser has voluntarily agreed to further reduce its management fee to limit the Fund’s annual operating expenses to less than the 0.35% voluntary expense limitation discussed above in an effort to improve the investment yield and total return of the Fund. The Adviser expects this to be a temporary reduction, which may be discontinued or changed at any time without prior notice to shareholders.

Pursuant to the voluntary fee waiver by the Adviser, the Fund’s anticipated maximum annual operating expenses, excluding the Excluded Expenses, are equal to an annual rate of 0.20% of the Fund’s average daily net assets. If the investment adviser to the Master Portfolio voluntarily waives or reimburses certain of its fees, the Adviser may, but is not required to, further reduce the Fund’s net operating expenses by a corresponding amount or less. With the prior approval of the Board, the Adviser may terminate or modify this voluntary fee waiver at any time.

For the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, the Fund paid management fees to the Adviser, after giving effect to the applicable fee waivers, in the amounts of $2,460,480, $1,280,484 and $653,941, respectively.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the six-month period ending June 30.

The investment adviser for the Master Portfolio is BFA. BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), which in turn is indirectly wholly-owned by BlackRock, Inc. (“BlackRock”). As of March 31, 2011, BTC and its affiliates, including BFA, had approximately $3.65 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund (through its investment in the Master Portfolio) may also invest.

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BFA manages the investing of the Master Portfolio’s assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the MIP Board. For these services, BFA receives a fee from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio’s average daily net assets. BFA has contractually agreed to waive a portion of its management fee through the close of business on April 30, 2012. After giving effect to such contractual waiver, the management fee will be 0.07% of the Master Portfolio’s average daily net assets. Neither BFA nor the Master Portfolio can discontinue the contractual waiver prior to May 1, 2012. There can be no assurance that the investment adviser to the Master Portfolio will extend the expense limitation beyond such time.

The Fund bears a pro rata portion of the operating expenses of the Master Portfolio, which includes the investment advisory fees and certain other fees paid by the Master Portfolio, such as accounting, legal, administration and Securities and Exchange Commission (“SEC”) registration fees.

Shares are distributed directly by the Fund itself. The Adviser has entered into a Services Agreement with Funds Distributor, LLC (the “Distributor”) under which the Distributor provides distribution services. The Distributor is not affiliated with the Fund’s investment adviser, administrator, transfer agent, other service providers, or their affiliates.

The Fund’s SAI contains detailed information about the Fund’s investment adviser, administrator, and other service providers, and is available upon request by emailing customer service at service@paypal.com.

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THE FUND’S STRUCTURE

The Fund is a separate series of the Trust. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio. The Master Portfolio is a series of MIP, which is a registered open-end management investment company. The Master Portfolio has the same investment objective as the Fund.

This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the “feeder” fund) invests all or substantially all of its assets in a second fund (the “master” fund). In addition to selling its shares to the Fund, the Master Portfolio has sold and is expected to continue to sell its shares to certain other mutual funds or other accredited investors. The expenses paid by these mutual funds and accredited investors may differ from the expenses paid by the Fund, and as a result, the returns received by shareholders of other mutual funds or other accredited investors may be different from your returns if you invest in the Fund.

The Board believes that the Fund may realize some economic advantages by investing in the Master Portfolio along with other investors. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interest-holders in the Master Portfolio) would be spread across a larger asset base as more funds or other accredited investors invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the Fund may not realize or may not maintain these expected economic efficiencies.

The Fund may be asked to vote on matters concerning the Master Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on a matter pertaining to the Master Portfolio, the Fund will either (a) hold a meeting of the Fund’s shareholders and cast its votes as instructed by those shareholders, or (b) subject to approval by the Board, cast the Fund’s votes in the same proportion as holders of shares of the Master Portfolio, other than the Fund, have cast their votes.

The Fund may withdraw its investment in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of the Fund’s assets in another pooled investment vehicle having the same investment objective as the Fund, direct management of the Fund by the Adviser, or the hiring of a sub-adviser to manage the Fund’s assets.

Investment of the Fund’s assets in the Master Portfolio is not a fundamental policy of the Fund, and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

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PRICING OF FUND SHARES

The Fund is a true no-load fund, which means that the purchase and sale price of shares is always the net asset value per share (“NAV”), without any deductions for fees from the purchase or sale price.

The Fund’s NAV is calculated by taking the value of the Fund’s net assets (i.e., the value of its assets, which will consist of largely cash and interests in the Master Portfolio, less liabilities) and dividing by the number of shares outstanding. The value of the Fund’s interests in the Master Portfolio is provided by the Master Portfolio. Expenses are accrued daily and applied when determining the Fund’s NAV. The NAV for the Fund is determined generally as of 5:00 p.m., Eastern time on each day the Fund is open (a “Business Day”). The price at which a purchase or redemption of Fund shares is effect is based on the next calculation of NAV after the order is placed. The Fund may change the time at which purchases and redemptions are priced if the Federal Reserve Banks close earlier than 4:00 p.m. Eastern time, when trading in the primary markets the Master Portfolio invests in is restricted or if an emergency exists. The Fund is open on each day that the New York Stock Exchange (“NYSE”) is open for trading.  In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed.

The Master Portfolio calculates the value of its net assets (i.e., the value of its assets less liabilities) generally as of 5:00 p.m., Eastern time on each Business Day. The Master Portfolio values its securities at amortized cost to account for any premiums or discounts above or below the face value of the securities it buys. The amortized cost method does not reflect daily fluctuations in market value.

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MORE ABOUT THE PURCHASE AND REDEMPTION OF FUND SHARES

The Fund is available only to on-line investors through PayPal’s web site. You will need to do the following to purchase shares of the Fund:

•	Enroll as a PayPal user, simply by following the instructions on the PayPal website, at www.paypal.com.

•
You are required to provide a date of birth and a Social Security Number or Employer Identification Number to enroll as a PayPal user. Other identification numbers, such as an Individual Taxpayer Identification Number, will not be sufficient.

•	You are also required to consent to receive all information about the Fund electronically, both to open an account and during the time you own shares of the Fund.

•
Once you have enrolled as a PayPal user and have consented to receive Fund information electronically, any uninvested cash balance in your PayPal account will be automatically invested in the Fund, according to the terms and conditions of the Fund account.

•	Similarly, when you use your PayPal account to transfer money or make a purchase or payment, shares of the Fund then in your Fund account will be sold automatically to cover these transactions.

•
You agree that an affiliate of PayPal (such as the transfer agent for the Fund) may redeem shares of the Fund in your Fund account to pay for transfers of funds through PayPal, purchases or any amounts owed to PayPal.. PayPal may redeem or freeze all or a portion of your shares if it concludes, after any investigation it deems appropriate, that you are obligated to PayPal or another party for any setoff or refund in connection with a PayPal transaction.

On-Line Investor Requirements

The Fund is designed specifically for on-line investors who are customers of PayPal. The Fund requires its shareholders to consent to receive all shareholder information about the Fund electronically.

Shareholder information includes, but is not limited to, the following:

•	prospectuses;

•	financial reports;

•	confirmations;

•	Form 1099 tax statements;

•	proxy solicitations; and

•	financial statements.

Shareholders may also receive other correspondence from PayPal through their e-mail accounts. By opening an account for the Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address. You may incur costs for on-line access to shareholder documents and maintaining an e-mail account.

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If you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account or close your PayPal account, the Fund may redeem your position in the Fund (to the extent that this redemption would be allowed under U.S. federal securities laws) and in any case will prohibit additional investments in the Fund, including reinvestment of dividends. The SEC staff has informally indicated its view that the Fund may not involuntarily redeem your shares if your revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account or close your PayPal account.  However, should the SEC staff’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.  If it becomes lawful to involuntarily redeem in these circumstances, the Fund will remind you of the involuntary redemption policy before giving effect to the revocation of your consent. If the Fund involuntarily redeems your shares, you may experience adverse tax consequences. If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds. The Fund reserves the right to deliver paper copies of documents in certain circumstances, at no cost to the investor.

Acquiring and Redeeming Shares of the Fund

You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account. For funds deposited in your PayPal account on a Business Day before the NAV for the Fund for that Business Day is determined (generally 5:00 p.m., Eastern time, unless the primary markets for the Master Portfolio’s portfolio securities or the Federal Reserve Banks close earlier), your share price will be the next determined NAV, which normally will be $1.00 per share. Any funds deposited in your PayPal account on a day that is not a Business Day or on a Business day but after the NAV for that Business Day is determined will receive the NAV calculated on the following Business Day.

Fund shares are automatically purchased for PayPal users who have completed the steps outlined above. Any unused cash balance in your PayPal account will be automatically invested in (or “swept” into) shares of the Fund. Similarly, shares of the Fund in your Fund account will be automatically redeemed (or “swept” from your Fund account) in order to pay for any transaction that you have authorized, including purchases, payments, and other electronic fund transfers. The automatic sweep occurs once a day as all transactions for that day are reconciled. This prospectus (the “Prospectus”) is readily available for viewing and printing on the PayPal website (www.paypal.com).

If you do not consent to receive all Fund documentation electronically you will not be eligible to acquire shares of the Fund.

Accessing Account Information

For information on how to access account information electronically or to register as a PayPal user, please refer to the online assistant at www.paypal.com, available 24 hours a day.

Redemptions

Fund shares are redeemed automatically to pay for transactions that you have authorized, such as purchases, payments, and other electronic money transfers. The automatic “sweep” from your shares will occur once each day as that day’s transactions are reconciled.

You may not sell shares of the Fund that you do not own. In other words, you may neither “short” shares of the Fund nor borrow shares of the Fund to cover the cost of any transaction.

Redemption Delays. The automatic redemption (and therefore, your ability to conduct PayPal transactions with proceeds from the sale of Fund shares) may be suspended, to the extent permitted by applicable law, during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iv) trading in the market in which the Master Portfolio invests is restricted as determined by the SEC.

17

However, there may be instances where technical difficulties, including system failures, could suspend or prevent redemptions.

Changing Your Account Information

•
If you wish to change your Fund account information, you must do so by making changes to your PayPal user information on the PayPal’s website, www.paypal.com. This requirement is for your protection, as well as the protection of the Fund, against fraudulent transactions by unauthorized persons.

Closing Your Account

If you do not maintain an email address or if you terminate your ability to electronically access www.paypal.com, the Fund may redeem all of your shares in your Fund account (to the extent that this redemption would be allowed under U.S. federal securities laws). The SEC staff has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account or close your PayPal account.  However, should the SEC staff’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

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DIVIDENDS AND OTHER DISTRIBUTIONS

As a shareholder, you are entitled to your share of the dividends that the Fund earns.  Any cash distribution the Fund makes will be automatically reinvested in additional Fund shares unless such automatic reinvestment is revoked.  The Fund may also choose to pay dividends in cash despite this automatic election.

The Fund distributes substantially all of its net investment income to its shareholders. The Fund declares a dividend on every Business Day. Dividends are credited to shareholders’ Fund accounts monthly. Capital gains, if any, are distributed at least annually.

The Fund may make additional distributions if necessary.

All of your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the reinvestment date. The automatic reinvestment in additional Fund shares will be revoked if, an only if, you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account, or close your PayPal account. If your dividends cannot be reinvested in additional Fund shares for any of these reasons, your dividends will be paid in cash pursuant to the Fund’s procedures.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between the time a change in the value of a mutual fund’s portfolio securities occurs and the time that change is reflected in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage), administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could subject longer-term shareholders of a fund to the risk of lower returns.

Money market funds, such as the Fund, generally are not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles with the capability to accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

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Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations, including the USA PATRIOT Act. Consequently, the Fund may request additional information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth or a permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new Fund account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s Fund account or to transfer funds received to establish a new Fund account, transfer an existing Fund account or transfer the proceeds of an existing Fund account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above. The Trust has delegated responsibility to PayPal to operate the Trust’s Customer Identification Program, which has been incorporated into the Trust’s anti-money laundering compliance program. The Trust has also appointed an AML Compliance Officer.

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MORE ABOUT TAXES

Your Fund dividends and other distributions generally have tax consequences.

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund’s SAI for more information. You should rely on your own tax advisor for advice about the particular U.S. federal, state, and local tax consequences to you of investing in the Fund.

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders. You will generally be taxed on the distributions that are credited to your account by the Fund, regardless of whether you withdraw the distribution and even if the distribution is reinvested in shares of the Fund.

If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gain tax rate, no matter how long you have held your Fund shares.

There may be tax consequences to you if you dispose of your Fund shares, for example, through a redemption, exchange, or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sold them for, and how long you held them for.

Dividends will normally be reported to shareholders for tax reporting purposes on Form 1099-DIV. The Fund’s policy is not to send Form 1099-DIV to any shareholder who has received less than $10.00 of dividends in a given year. If applicable, the Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain. You may also receive a Form 1099-B with respect to any sale of shares of the Fund.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax but a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Pursuant to another recently enacted legislation, the Hiring Incentives to Restore Employment Act of 2010, a 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the U.S. Internal Revenue Code of 1986, as amended), unless such foreign financial institutions agree to, among other things, collect and disclose to the IRS information regarding their direct and indirect United States account holders, and (ii) certain other foreign entities, unless such entities, among other things, certify certain information regarding their direct and indirect United States beneficial owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available at www.paypal.com.

Financial Highlights
(For a share outstanding
throughout each year)

	Year ended		Year ended		Year ended		Year ended	Year ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2007	Dec. 31, 2006

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.03		0.05	0.05
Net realized and unrealized gain (loss)	0.00	(a)	0.00	(a)	(0.00	) (a)	0.00 (a)	0.00 (a)
Total from investment operations	0.00		0.00		0.03		0.05	0.05
Less distributions from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.03)		(0.05)	(0.05)
Total distributions	(0.00)		(0.00)		(0.03)		(0.05)	(0.05)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.12%		0.23%		2.61%		5.10%	4.88%
Ratios/Supplemental data:
Net assets, end of year (000s)	$488,204		$514,499		$688,126		$996,105	$836,326
Ratio of expenses to average net assets(b)	0.22%		0.33	% (c)	0.36	% (c)	0.36%	0.33%
Ratio of expenses to average net assets prior to waived fees	0.87%		1.04	% (c)	1.11	% (c)	1.11%	1.11%
Ratio of net investment income to average net assets(b)	0.11%		0.25	% (c)	2.65	% (c)	4.98%	4.81%
Ratio of net investment income (loss) to average net assets prior to waived fees(b)	(0.54)%		(0.47	)% (c)	1.90	% (c)	4.23%	4.03%

(a)	Rounds to less than $0.01 or 0.01%.
(b)	These ratios include the Fund’s share of net expenses charged to the Money Market Master Portfolio.
(c)	These ratios include fees of 0.02% and 0.01% for the years ended December 31, 2009 and December 31, 2008, respectively, related to the U.S. Treasury's Temporary Guarantee Program.

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Additional information about the Fund’s investments is available in the SAI. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). You may also learn more about the Fund’s investments by reading the Fund’s most recent annual or semi-annual report to shareholders, which contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI and the most recent annual or semi-annual report without charge by emailing customer service at service@paypal.com or by calling (888) 215-5506. The most recent annual or semi-annual report is also available on the website at www.paypal.com. Shareholders will be alerted by e-mail whenever a Prospectus amendment, annual report or semi-annual report is available. Shareholders may make inquiries to the Fund by e-mailing customer service at service@paypal.com or by calling (888) 215-5506.

Information about the Fund, including the SAI, can be copied and reviewed at the SEC’s Public Reference Room in Washington, D.C. Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

PayPal, Inc.
P.O. Box 45950
Omaha, NE 68145-0950
(888) 215-5506
www.paypal.com

Investment Company Act file no.: 811-09381

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STATEMENT OF ADDITIONAL INFORMATION

PayPal Money Market Fund
(ticker symbol PAPXX)

April 30, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read together with the prospectus for PayPal Money Market Fund (the “Fund”), as amended or supplemented from time to time.

To obtain a copy of the Fund’s prospectus, dated April 30, 2011 (the “Prospectus”), and the Fund’s most recent report to shareholders, free of charge, please access our website online at www.paypal.com.  The Fund is for on-line investors that are customers of PayPal, Inc. (“PayPal”). Only investors who consent to receive all information about the Fund electronically may invest in the Fund.  This SAI is incorporated by reference into the Prospectus.

TABLE OF CONTENTS

HISTORY OF THE FUND	1

INVESTMENT STRATEGIES AND RISKS	1

FUND POLICIES	12

MASTER PORTFOLIO POLICIES	14

MANAGEMENT	16

MASTER PORTFOLIO BROKERAGE ALLOCATION	23

ORGANIZATION, DIVIDEND AND VOTING RIGHTS	26

SHAREHOLDER INFORMATION	26

PROXY VOTING	28

DISCLOSURE OF PORTFOLIO HOLDINGS	28

TAXATION	28

MASTER PORTFOLIO ORGANIZATION	31

FINANCIAL STATEMENTS	32

i

HISTORY OF THE FUND

The Fund is a diversified series of PayPal Funds (the “Trust”).  The Trust is organized as a Delaware statutory trust and was formed on June 3, 1999.

The Fund is classified as a diversified open-end management investment company.

Investment Objective

The Fund’s investment objective is to provide shareholders with a high level of current income, consistent with stability of capital and liquidity.  The Fund seeks to achieve this investment objective by investing all of its investable assets in the Money Market Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”).  The Master Portfolio invests its assets in U.S. dollar-denominated, high-quality money market instruments with remaining maturities of 397 calendar days or less, and the Master Portfolio is managed so that the dollar-weighted average portfolio maturity is 60 days or less, from the date of acquisition, and the dollar-weighted average life to maturity of all its investments will be 120 days or less.

The investment objective of the Fund is non-fundamental, and, therefore, a shareholder vote is not required for the Fund to change its investment objective.

Master Portfolio. MIP is an open-end management investment company organized as a Delaware statutory trust. The policy of the Fund to invest all of its investable assets in a Master Portfolio of MIP is not a fundamental policy of the Fund, and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

INVESTMENT STRATEGIES AND RISKS

Because the Fund invests all of its investable assets in the Master Portfolio, the investment characteristics and investment risks of the Fund correspond to those of the Master Portfolio. The assets of the Master Portfolio consist of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the Securities and Exchange Commission (the “SEC”)), and the dollar-weighted average portfolio maturity of the Master Portfolio may not exceed 60 days. The securities in which the Master Portfolio may invest may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety.

The following information supplements the discussion in the Prospectus of the principal investment strategies, policies and risks that pertain to the Master Portfolio and accordingly, to the Fund, by providing additional detail about some of the investments that the Master Portfolio (and through which, the Fund) is generally permitted, but not required, to make in pursuing the Fund’s investment objective and certain risks associated with those investments. In addition to discussing the principal risks of investing in the Master Portfolio and the Fund, this section also describes the non-principal risks of such investments. These investment strategies and policies may be changed without shareholder approval, unless otherwise noted.

Asset-Backed and Commercial Mortgage-Backed Securities. The Master Portfolio may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit card receivables or other assets.  Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets on which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holders of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying assets and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Master Portfolio may invest in such securities pursuant to the provisions of the Investment Company Act of 1940, as amended (“1940 Act”), only up to the limits prescribed by Rule 2a-7 under the 1940 Act (“Rule 2a-7”) and other provisions of the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see “Mortgage Pass-Through Securities” and “Mortgage-Backed Securities.”

Asset-Backed Commercial Paper. The Master Portfolio may also invest in asset-backed commercial paper.  Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits. The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others. Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies. Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic branches of foreign banks, domestic savings and loan associations, and other banking institutions.  Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TDs are non-negotiable deposits maintained at a banking institution for a stated period of time at a stated interest rate. TDs that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

The other short-term obligations may include uninsured, direct obligations, bearing fixed-, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs the Master Portfolio may purchase are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs the Master Portfolio may purchase generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, and they may be limited by the terms of a specific obligation and/or governmental regulations of the country in which such foreign branches or subsidiaries are located. Such obligations are subject to different risks than those to which obligations of domestic banks are subject. The risks such obligations are subject to include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch or subsidiary of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, and they may be limited by the terms of a specific obligation or by U.S. federal or state regulations as well as governmental regulations of the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority, and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 13 months remaining to maturity at the date of settlement. The Master Portfolio will only invest in those corporate bonds and debentures that its investment adviser deems appropriate, in accordance with Rule 2a-7. Subsequent to its purchase by the Master Portfolio, a security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Floating-Rate and Variable-Rate Obligations. The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate debt instruments that the Master Portfolio may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate debt instruments are subject to interest rate risk and credit risk.

The floating-rate and variable-rate debt instruments the Master Portfolio may purchase include floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months but that permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 calendar days. Variable-rate demand notes include master demand notes, which are obligations that permit the Master Portfolio to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as the lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the Master Portfolio. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Floating-rate and variable-rate demand obligations are direct lending arrangements between the lender and the borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Master Portfolio may invest in obligations that are not so rated only if its investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio’s investment adviser considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Master Portfolio’s portfolio.

Non-U.S. Obligations. The Master Portfolio may invest in certain securities of non-U.S. issuers.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, potential restrictions of the flow on international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Master Portfolio’s investment adviser to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.  The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and may enter into contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve the risk of loss that the value of the security to be purchased may decline, or the value of the security to be sold may increase, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Master Portfolio’s investment adviser.

When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period before the securities are paid for and delivered on the settlement date. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to certain risk because the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Funding Agreements.  The Master Portfolio may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating- interest rate that is based on an index and guaranteed for a fixed time period. The Master Portfolio will purchase short-term funding agreements only from banks and insurance companies. The Master Portfolio may also purchase guaranteed investment contracts.

The secondary market, if any, for these funding agreements is limited. Thus, such investments purchased by the Master Portfolio may be treated as illiquid.  If a funding agreement is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by MIP’s board of trustees (the “MIP Board”).  Valuation of illiquid indebtedness involves a greater degree of judgment than that of securities with available market quotations.

Illiquid Securities.  The Master Portfolio may invest in securities for which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale; floating-rate and variable-rate demand obligations as to which the Master Portfolio can exercise a demand feature only upon more than seven days’ notice and for which there is no secondary market; and repurchase agreements providing for settlement only upon more than seven days’ notice.

Investment Company Securities.  The Master Portfolio may invest in shares of open-end investment companies, including investment companies that are affiliated with the Master Portfolio and its investment adviser, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. Under the 1940 Act, the Master Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Master Portfolio’s investment adviser or otherwise affiliated with the Master Portfolio’s investment adviser, in excess of the limits discussed above.

Letters of Credit.  Certain debt obligations, certificates of participation, commercial paper and other short-term obligations, which the Master Portfolio is permitted to purchase, may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of the Master Portfolio’s investment adviser, be of investment quality comparable to other permitted investments of the Master Portfolio.

Loan Participation Agreements.  The Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Master Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Master Portfolio may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and/or interest when due. Thus, the Master Portfolio could be subject to delays, expenses, and risks greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent.  Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Master Portfolio may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the MIP Board. Valuation of illiquid indebtedness involves a greater degree of judgment than that of securities with available market quotations.

Loans of Portfolio Securities. The Master Portfolio may lend its securities to certain creditworthy borrowers, including borrowers affiliated with the Master Portfolio’s investment adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower.  In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Master Portfolio or through one or more joint accounts or money market funds, including those managed by the Master Portfolio’s investment adviser.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of loss resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower) and credit, legal, counterparty and market risks. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral are less than the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the MIP Board.  BlackRock Institutional Trust Company, N.A. (“BTC”), the parent company of the Master Portfolio’s investment Adviser, BlackRock Fund Advisors (“BFA”), acts as securities lending agent for the Master Portfolio, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Medium-Term Notes. The Master Portfolio may invest in medium-term notes having remaining maturities that are consistent with the conditions of Rule 2a-7.  Medium-term notes are a form of corporate debt financing. They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance. Medium-term notes have maturities that range widely based on the needs of the issuer. Although they most often mature between 9 months and 10 years, they may have longer maturities.

Mortgage Pass-Through Securities. The Master Portfolio may invest in mortgage pass-through securities, which are a type of mortgage-backed securities.  Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises, including the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).  While Ginnie Mae securities are backed by the full faith and credit of the U.S. government, Fannie Mae securities are only backed by its right to borrow from the U.S. Treasury, and Freddie Mac securities are only backed by the credit of Freddie Mac.  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations.  Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. government. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number, and undivided interests in the pool are traded and sold as pass-through securities. Holders of the mortgage pass-through securities are entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

The Master Portfolio may, to the extent permitted by Rule 2a-7, invest in mortgage pass-through securities issued by non-government entities, which may be subject to greater credit risk than those issued by government entities. The performance of mortgage pass-through securities issued by non-government entities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage pass-through securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage pass-through securities may have to renegotiate terms on the mortgages underlying these securities, and investors of these securities may have to accept less favorable interest rates or other terms. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage pass-through securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise modify or restructure existing mortgages, this may negatively impact mortgage pass-through securities. Although mortgage pass-through securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage pass-through securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.  Non-government mortgage pass-through securities may also be subject to greater price changes than those issued by government entities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage pass-through securities is difficult to predict and can impact the subsequent cash flows and the value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and the seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Master Portfolio may use TBA transactions in several ways. For example, the Master Portfolio may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” the Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreements. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers), and the Master Portfolio’s investment adviser will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage-Backed Securities. The Master Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages (i.e., mortgage pass-through securities). Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the “principal-only” (PO) security receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” (IO) security receives interest payments from the same underlying mortgage.

The value of mortgage-backed securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Mortgage-backed securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of mortgage-backed securities issued by non-government entities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage-backed securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage-backed securities may have to renegotiate terms on the mortgages underlying these securities, and investors of these securities may have to accept less favorable interest rates or other terms.  Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage-backed securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise modify or restructure existing mortgages, this may negatively impact mortgage-backed securities. Although mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage-backed securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage-backed securities may be subject to greater price changes than those issued by government entities. Mortgage-backed securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the earlier return of principal to an investor, causing the investor to invest the returned principal at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

Municipal Securities. The Master Portfolio may invest in municipal securities.  Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities.  Municipal bonds are subject to interest rate, credit and market risks. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risks than higher quality municipal bonds. Municipal securities in which the Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from U.S. federal and state taxes.  Changes in U.S. federal or state tax treatment of municipal securities may make municipal securities less attractive investments or cause them to lose value.

The Master Portfolio may invest in high-quality long-term municipal bonds, municipal notes and short-term municipal commercial paper with remaining maturities not exceeding 397 calendar days.

Participation Interests. The Master Portfolio may invest in participation interests in any type of security in which the Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the underlying securities in the proportion that the Master Portfolio’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements. The Master Portfolio may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Master Portfolio) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Master Portfolio but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Master Portfolio may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In a repurchase transaction, collateral for a repurchase agreement typically may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, obligations determined to be of comparable quality by the Master Portfolio’s investment adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Master Portfolio could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7.

Repurchase agreements pose certain risks to the Master Portfolio, including the risk that the other party to the transaction defaults on its obligation, which may delay or prevent the Master Portfolio from exercising its rights to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Master Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.. Such risks are not unique to the Master Portfolio but are inherent to repurchase agreements. The Master Portfolio seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If a repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should a counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Master Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Master Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Master Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or may be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

U.S. Government Obligations. The Master Portfolio may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities.  Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificate), (ii) may be backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Fannie Mae securities), (iii) may be supported by the discretionary authority of the U.S. government to purchase an issuer’s obligations, or (iv) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (e.g., Freddie Mac securities).  In the case of (iv), the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes and bonds and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of its investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio and if such instruments are purchased in accordance with the Master Portfolio’s procedures adopted pursuant to Rule 2a-7. Such procedures require approval or ratification by the MIP Board of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio, provided that when a security ceases to be rated, the investment adviser to the Master Portfolio determines that such security presents minimal credit risk and provided further that when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risk, the Master Portfolio’s investment adviser finds that the sale of such security would not be in the Master Portfolio’s best interests.

To the extent the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

FUND POLICIES

Fundamental Investment Restrictions of the Fund

The following are the Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval and accordingly, would require a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.

The Fund may not:

1.
purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the then-current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate (as such term is interpreted by the SEC or its staff) in the obligations of domestic banks.

2.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3.
purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4.
underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this restriction.

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

6.
purchase the securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or investments in securities of other investment companies.

7.
make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained by the Fund thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 1, the Fund looks through to the investment of the Master Portfolio to determine the Fund’s concentration in accordance with this investment policy. The phrase “principal business activity” used in the restriction refers to an issuer’s primary economic activity as determined by Bloomberg L.P., which assigns industry classifications to issuers of securities.

With respect to paragraph 5, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  Under the 1940 Act, the Fund may borrow from a bank, provided that immediately after any such borrowings there is an asset coverage of at least 300% for all borrowings.  In the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage is at least 300%.

With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of its total assets.

Non-Fundamental Investment Restrictions of the Fund

The following are the Fund’s non-fundamental operating restrictions, which may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

1.
The Fund may invest in shares of other open-end management investment companies, subject to the limitations set forth in Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Under the 1940 Act, the Fund’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, which would be in addition to those charged by the Fund.

2.
The Fund may not invest more than 5% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.
The Fund may lend securities from its portfolio to brokers, dealers, and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having duration of longer than one year.

MASTER PORTFOLIO POLICIES

Master Portfolio: Fundamental Investment Restrictions

The Master Portfolio is subject to the following fundamental investment restrictions. The Master Portfolio may not:

1.
purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the then-current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolio reserves the right to concentrate (as such term is interpreted by the SEC or its staff) in the obligations of domestic banks.

2.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3.
purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4.
underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this restriction.

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

6.
purchase the securities of any issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or investments in securities of other investment companies.

7.
make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Under the 1940 Act, the Master Portfolio may borrow from a bank, provided that immediately after any such borrowings there is an asset coverage of at least 300% for all borrowings.  In the event that such asset coverage falls below 300%, the Master Portfolio must, within three days (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage is at least 300%. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Master Portfolio: Non-Fundamental Investment Restrictions

The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

1.
The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations set forth in Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, which would be in addition to those charged by the Master Portfolio.

2.
The Master Portfolio may not invest more than 5% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.
The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets.  Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.  The Master Portfolio will not enter into any portfolio security lending arrangement having duration of longer than one year.

4.	The Master Portfolio may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

5.
The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

6.
The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

7.
The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

MANAGEMENT

Board Leadership Structure and Risk Oversight

The operations of the Fund are under the direction of the Board. The Board is responsible for establishing the Fund’s policies and the oversight and review of the management of the Fund.  The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Fund and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Fund.  The Board met 6 times during the fiscal year ended December 31, 2010. All of the current Trustees attended all of the Board and committee meetings of which they were members.

The Board consists of three Trustees, none of whom are “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  An Independent Trustee serves as Chairman of the Board.  In addition, the Board has delegated certain authority and supervisory responsibilities to its Audit Committee (described below), which is comprised exclusively of Independent Trustees.  As part of each regular Board meeting, the Independent Trustees meet, separately from PayPal Asset Management, Inc. (“PPAM” or the “Adviser”), with their independent legal counsel and, at least annually, with the Trust’s Chief Compliance Officer (“CCO”).  The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser.  Subject to the objectives and policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Fund, which involves monitoring the Fund’s investment in the Master Portfolio, including the associated risks that arise from the Fund’s investments and operations, and provides administrative services to the Fund, all pursuant and subject to its Investment Advisory Agreement with the Fund then in effect.  Employees of the Adviser and its affiliates serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by the Adviser, including certain risk management functions.  Risk management is a broad concept that can cover many elements.  The Board handles its review of different elements and types of risks in different ways.  In the course of providing oversight, the Board and the Audit Committee receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Fund with the U.S. federal securities laws and the Trust’s internal compliance policies and procedures.  The Audit Committee’s meetings with the Fund’s independent auditors also contribute to its oversight of certain internal control risks.  In addition, the Board meets periodically with the portfolio managers of the Master Portfolio to receive reports regarding the management of the Master Portfolio, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Fund to the Adviser and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Adviser, its affiliates or other service providers.

Trustees and Officers

The Trustees and principal officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), other directorships they hold, and the numbers of portfolios in the Trust they oversee are set forth below.  Unless otherwise noted, the address of each Trustee and officer is c/o PayPal, Inc., 2211 North First Street, San Jose, California 95131. Each Trustee and principal officer serves until he or she resigns, retires or is otherwise removed or replaced.  All other officers hold office at the pleasure of the Board.

Independent Trustees1

Name (Age)	Position(s) Held with the Trust and Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Kevin T. Hamilton (49)	Trustee and Chairman (since 1999 and 2004, respectively)	One	Managing Director, First Foundation Advisors (since 2010); President, Rice Hall James & Associates (investment advisor) (2002-2009).	None

Richard D. Kernan (66)	Trustee (since 2002)	One	Chief Financial Officer, Acacia Pacific Holdings, Inc. (private insurance services company) (2003-2007).	None

John P. McGonigle (56)	Trustee (since 2008)	One
Member of Board of Charles Schwab International Holdings (1999-2006); Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (registered broker-dealer) (1989-2006).
One (Janus family of mutual funds)

1 Independent Trustees are those Trustees who are not “interested persons” of the Trust as such term is defined in the 1940 Act.

Principal Officers

Name (Age)	Position(s) Held with the Trust and Time Served	Principal Occupation(s) During Past 5 Years

Dana E. Schmidt (48)	President and Principal Executive Officer (since 2010)	Chief Compliance Officer, MicroPlace Inc. (since 2007); Lead Integration Manager, Wells Fargo Funds Management, LLC (2004-2005).

Omar J. Paz (40)	Treasurer and Chief Financial Officer (since 2008)
Director, North America, PayPal, Inc. (since 2010); Director, Consumer Products, PayPal, Inc. (2009-2010); President and Director, PayPal Asset Management, Inc. (since 2008); Assistant Treasurer and Director of Global Investments, eBay, Inc. and PayPal, Inc. (2007-2009); Principal, Corporate Cash Management Group of Piper Jaffray & Co. (2006-2007); Senior Vice President, Institutional Fixed Income Group of Citigroup Global Markets Inc. (2002-2006).

John D. Muller (49)	Secretary and Chief Compliance Officer (since 2001and 2009, respectively)	General Counsel, PayPal, Inc. (since 2000); Chairman and Director, PayPal Asset Management, Inc. (since 2001); Interim Chief Compliance Officer of the Trust (2006-2009).

Board Committee

Currently, the Board has an Audit Committee composed solely of the Independent Trustees. The Chairman and functions of the Audit Committee are set forth below.

Audit Committee Mr. Kernan, Chairman
The Audit Committee is responsible for, among other things: recommending the selection, retention, compensation or termination of the independent registered public accounting firm; reviewing with the independent registered public accounting firm the scope and results of the annual audit; discussing with Trust management the performance of the independent registered public accounting firm and its recommendation with respect to the reasonableness of the independent registered public accounting firm’s fees; reviewing the Fund’s annual report to shareholders and any significant underlying accounting policies; reviewing with the independent registered public accounting firm the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing such controls and procedures; reporting to the full Board on a regular basis; and making other recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2010, the Audit Committee held two meetings.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. The Board also considers the qualifications and experience of its members in determining their continued effectiveness on the Board, including through the use of an annual self-assessment.  Generally, no one factor was decisive in the selection of an individual to join or to continue on the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board or continue to be qualified to serve on the Board, as applicable, were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, communicate effectively, ask incisive questions, exercise judgment, and oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

The Board also considers the diversity of its Trustees and any candidates and nominees.  The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, perspectives in evaluating candidates, nominees and fellow Trustees.

Mr. Hamilton has many years of experience as an executive of various investment management organizations and has in-depth experience with investment analysis. He also has many years of experience with the mutual fund industry and serving on the Board.  The Board believes that his experiences are presently useful in understanding and considering the recent changes in, and the current, investment climate faced by the Fund.

Mr. Kernan has many years of experience in the insurance industry, which has included extensive responsibilities for financial accounting and reporting. He also has many years of experience serving on the Board.  The Board believes that his experiences are presently useful in understanding and considering complex accounting and financial reporting issues reviewed by the Board.

Mr. McGonigle has many years of experience as a senior executive with a prominent broker-dealer and has in-depth knowledge of the financial services and securities industry. He also has many years of experience with the mutual fund industry generally and approximately three years of experience serving on the Board.  The Board believes that his experiences are presently useful in understanding and analyzing mutual fund industry practices and developments.

The following table shows the aggregate dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2010. The family of investment companies referred to in the table is comprised only of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Richard D. Kernan*	$1 - $10,000	$1 - $10,000
Kevin T. Hamilton*	$1 - $10,000	$1 - $10,000
John P. McGonigle*	None	None

* Independent Trustee

As of December 31, 2010, none of the Independent Trustees (or their immediate family members) held any ownership interest in PPAM, the Fund’s investment adviser, PayPal, or eBay, Inc. (“eBay”).

As of December 31, 2010, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Compensation

The Trust pays each Independent Trustee an annual retainer fee equal to $4,000 plus $3,000 for each regular Board meeting attended by the Independent Trustee in person (or $1,500, if the meeting is attended telephonically). The Trust pays each Independent Trustee a fee of $2,000 for each special Board or Committee meeting not held in conjunction with a regular meeting attended by the Independent Trustee in person (or $1,000, if the special meeting is attended telephonically). In addition, the Trust pays each Independent Trustee a fee of $2,000 for each Fund-related meeting not held in conjunction with an official meeting attended by the Independent Trustee in person (or $1,000, if such meeting is attended telephonically). Also, the Trust pays the Chairman of the Board an annual fee of $10,000. In addition, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement from the Trust. The following table shows each Independent Trustee’s compensation for the fiscal year ended December 31, 2010:

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Trust Paid to Trustees
Kevin T. Hamilton, Trustee*	$21,500	None	None	$21,500
Richard D. Kernan, Trustee*	$14,000	None	None	$14,000
John P. McGonigle, Trustee*	$14,000	None	None	$14,000

* Independent Trustee

Control Persons and Principal Holders of Securities

A shareholder that owns 25% or more of the Fund’s voting securities is in control of the Fund on matters submitted to a vote of shareholders. As of April 1, 2011, to the knowledge of the Fund, no persons or entities held 5% or more of the Fund.

Investment Management

Investment Adviser.  The Fund’s investment adviser is PayPal Asset Management, Inc.  Under an Investment Advisory Agreement, as amended (the “Advisory Agreement”), with the Trust, the Adviser provides investment advisory services to the Fund. The Adviser is a wholly-owned subsidiary of PayPal, a Delaware corporation (which, in turn, is a wholly-owned subsidiary of eBay, a Delaware corporation).

Subject to general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. The Adviser may in the future directly manage cash and money market instruments for cash flow purposes. The Adviser also provides or arranges for administration, transfer agency, custody and all other services necessary for the Fund to operate. The Adviser was formed in November 1999. As of March 31, 2011, the Adviser had over $489 million in assets under management. The Fund pays the Adviser a management fee at an annual rate equal to 0.75% of the Fund’s average daily net assets.

The Adviser has voluntarily agreed to limit the Fund’s annual operating expenses to 0.35% of the Fund’s average daily net assets, excluding the Fund’s share of the Master Portfolio’s expenses, brokerage fees and commissions, taxes, interest, fees and expenses of the Independent Trustees (and their independent legal counsel, if any), the compensation of the CCO, the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium, and extraordinary expenses. With the prior approval of the Board, the Adviser may terminate or modify this voluntary waiver at any time.

Effective August 4, 2009, the Adviser has voluntarily further reduced its management fee to limit the Fund’s annual operating expenses to less than the 0.35% voluntary expense limitation discussed above and in the Prospectus, in an effort to improve the investment yield and total return of the Fund. The Adviser expects this to be a temporary reduction, which may be discontinued or changed at any time without prior notice to shareholders.

For the fiscal years shown below, the Fund paid the Adviser the following amounts as management fees:

Fiscal Year Ended	Gross	Waivers/Reimbursement	Net

12/31/08	$8,787,429	$6,326,949	$2,640,480
12/31/09	$5,088,698	$3,808,214	$1,280,484
12/31/10	$3,772,740	$3,118,799	$653,941

The Master Portfolio’s Investment Adviser.  The Master Portfolio’s investment adviser is BlackRock Fund Advisors.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. (“BlackRock”). As of March 31, 2011, BTC and its affiliates, including BFA, had approximately $3.65 trillion in investment company and other portfolio assets under management. BFA, BTC, BlackRock Execution Services, BlackRock and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

Pursuant to an advisory contract with MIP (the “Advisory Contract”), BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to the MIP Board periodic reports on the investment strategy and performance of the Master Portfolio. BFA receives fees from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio’s average daily net assets. BFA has contractually agreed to waive a portion of its management fee through the close of business on April 30, 2012. After giving effect to such contractual waiver, the management fee will be 0.07% of the average daily net assets payable at the Master Portfolio level. Neither BFA nor the Master Portfolio can discontinue the contractual waiver prior to May 1, 2012. There can be no assurance that BFA will extend the expense limitation beyond such time. This advisory fee is an expense of the Master Portfolio that is borne proportionately by its interestholders, including the Fund.

For the fiscal years shown below, the Master Portfolio paid to BFA, with respect to the Fund, the following management fee, net of waivers:

Fiscal Year Ended	Advisory Fee

12/31/08	$606,039
12/31/09	$391,243
12/31/10	$352,087

BFA has agreed to provide to the Master Portfolio, among other things, money market and fixed-income securities research and analysis as well as statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio’s investment portfolio.

The Advisory Contract will continue in effect for the Master Portfolio, provided that the continuance is approved annually (i) by the holders of a majority of the applicable Master Portfolio’s outstanding voting securities or by the MIP Board and (ii) by a majority of the trustees who are not “interested persons” of MIP, as such term is defined in Section 2(a)(19) of the 1940 Act. The Advisory Contract may be terminated, without penalty, on 60 days’ written notice by either party and will terminate automatically if assigned.

Asset allocation and modeling strategies are employed by BFA for other investment companies and accounts advised or sub-advised by BFA. If these strategies indicate particular securities should be purchased or sold at the same time by the Master Portfolio and one or more of these other investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BFA.  In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

Service Providers

Administrator of the Fund.  State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, Boston, MA 02116, serves as the Fund’s administrator. As the Fund’s administrator, State Street provides administrative services directly or through sub-contracting, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent registered public accounting firm and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and (iii) periodic reviews of management reports and financial reporting. State Street also furnishes office space and certain facilities required for conducting the business of the Fund. The Adviser pays State Street for all administrative services provided to the Fund.

For the fiscal years shown below, the Adviser paid State Street the following administration fees for such administrative services:

Fiscal Year Ended	Administration Fee

12/31/08	$50,000
12/31/09	$50,000
12/31/10	$50,000

Administrator of the Master Portfolio. BTC serves as the Master Portfolio’s administrator. BTC and its affiliates provide the Master Portfolio with administrative services, including general supervision of the Master Portfolio’s non-investment operations, coordination of services provided by other service providers to the Master Portfolio, compilation of information for reports to and filed with the SEC and the state securities commissions, preparation of proxy statements and shareholder reports and general supervision of data compilation in connection with preparing periodic reports to MIP’s trustees and officers. BTC and its affiliates also furnish office space and certain facilities to conduct the Master Portfolio’s business, and compensate MIP’s trustees, officers and employees who are affiliated with BTC. In addition, except as outlined below under “Expenses,” BTC is responsible for paying all expenses incurred by the Master Portfolio other than the advisory fees payable to BFA.  BTC is not entitled to compensation for providing administration services to the Master Portfolio for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or so long as BTC or an affiliate receives advisory fees from the Master Portfolio. BTC has contracted with State Street to provide certain sub-administration services for the Master Portfolio, and BTC pays State Street for those services out of the fees BTC receives for its services as the Master Portfolio’s administrator.

Sub-Administrator of the Fund. BTC serves as the Fund’s sub-administrator. BTC provides the Fund with non-advisory, administrative services, including maintenance of books and records, information and performance reporting and other ad hoc administrative support. The Adviser pays BTC for the sub-administration services.

Custodian and Fund Accounting Services Agent. State Street also serves as custodian of the assets of the Fund and the Master Portfolio. As a result, State Street has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. State Street, as the custodian of the Fund and the Master Portfolio, has no responsibility for any of the investment policies or decisions of the Fund and the Master Portfolio. State Street also acts as the Fund’s fund accounting services agent. The Adviser pays State Street for all custodial and fund accounting services provided to the Fund.

Transfer Agent and Dividend Disbursing Agent. PPAM, located at 2211 North First Street, San Jose, CA 95131, also acts as transfer agent and dividend disbursing agent for the Fund.

Distribution Agent. Shares are distributed directly by the Fund itself. The Adviser has entered into a Services Agreement with Funds Distributor, LLC (“Funds Distributor”), under which Funds Distributor provides distribution services.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at Three Embarcadero Center, San Francisco, California, 94111, serves as the independent registered public accounting firm for the Fund, providing audit and tax services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel. Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California  94105-3441, acts as legal counsel for the Trust and the Fund.

MASTER PORTFOLIO BROKERAGE ALLOCATION

BFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BFA and in a manner deemed by BFA to be fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BFA considers factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as those involved in large block trades or broad distributions, provided that the primary consideration is met. BFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BFA.

The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BFA, it undertakes to allocate those transactions among the participants equitably.  BFA may deal, trade and invest for its own account in the types of securities in which the Master portfolio may invest.

Purchases and sales of portfolio securities for the Master Portfolio usually are principal transactions.  Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

Portfolio Turnover. Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses or excessive transaction costs. Portfolio turnover may vary from year to year, as well as within a year.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each, a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each, a “Barclays Entity”) (for convenience, the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately referred to as an “Entity”).

The activities of the Entities in the management of, or their interest in, their own accounts and other accounts they manage may present conflicts of interest that could disadvantage the Master Portfolio and its shareholders, including the Fund. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Master Portfolio. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Master Portfolio. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Master Portfolio may directly and indirectly invest. Thus, it is likely that the Master Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Master Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies or other instruments as the Master Portfolio, such as securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Master Portfolio or BFA to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Master Portfolio and may result in an Entity having positions that are adverse to those of the Master Portfolio.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Master Portfolio. As a result, an Entity may compete with the Master Portfolio for appropriate investment opportunities. As a result of this and several other factors, the results of the Master Portfolio’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Master Portfolio could sustain losses during periods in which one or more Entities achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Master Portfolio may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Master Portfolio. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Master Portfolio.

An Entity may maintain securities indices as part of their product offerings.  Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. The Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Master Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Master Portfolio may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Master Portfolio also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase, distribute or sell services or products from or to distributors, consultants or others who recommend the Master Portfolio or who engage in transactions with or for the Master Portfolio, and may receive compensation for such services. The Master Portfolio may also make brokerage and other payments to the Entities in connection with the Master Portfolio’s portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Master Portfolio and its shareholders, including the Fund. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a diversified series of the Trust. The Trust currently only has one series but may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion or subscription rights. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of the Fund is effective as to the Fund, whether or not sufficient votes are received from the shareholders of the other investment portfolios of the Trust to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act.  The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution and a distribution of any general assets not attributable to a particular investment portfolio of the Trust that are available for distribution in such manner and on such basis as the Board in its sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust.  Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust or its shareholders to liability. To guard against this risk, the Second Amended and Restated Trust Instrument of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust or the Board. The Second Amended and Restated Trust Instrument of the Trust also provides for indemnification by the relevant series of the Trust for all losses suffered by a shareholder as a result of an obligation of that series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

SHAREHOLDER INFORMATION

Shares are distributed directly by the Fund itself. The Adviser has entered into a Services Agreement with Funds Distributor, under which Funds Distributor provides distribution services.

Pricing of Fund Shares.  The net asset value per share (“NAV”) of the Fund is calculated as follows:  all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the Fund’s NAV.

As noted in the Prospectus, the NAV of the Fund generally will be determined as of 5:00 p.m., Eastern time on each day the Fund is open for business, which is each day that the New York Stock Exchange (“NYSE”) is open for trading.  In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.. Shares cannot be purchased by wire transactions on days when banks are closed. The Fund may, but does not expect to, determine the NAVs of its shares on any day when the Federal Reserve Banks are not open for trading if there is sufficient trading in its portfolio securities on such days to materially affect the Fund’s NAV. The Fund will use the NAV reported by the Master Portfolio for its shares in calculating the Fund’s NAVs. The price at which a purchase or redemption of Fund shares is effect is based on the next calculation of NAV after the order is placed.  The Fund may change the time at which purchases and redemptions are priced if the Federal Reserve Banks close earlier than 4:00 p.m. Eastern time, when trading in the primary markets the Master Portfolio invests in is restricted, or if an emergency exists.

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from the yield that could be obtained from a similar fund using a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would be if the Fund uses solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio investments using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.

Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a review of the Fund’s Master Portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1% of $1.00 per share, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV by using available market quotations.

Telephone and Internet Redemption Privileges.  The Trust employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Trust and the Fund may not be liable for losses due to unauthorized or fraudulent instructions.  Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Additional Purchase Information. The Fund currently does not have a maximum limit on the amount of shareholder purchase of Fund shares or total share balance. The Fund, however, reserves the right to impose such limits in the future with prior notice to shareholders.

PROXY VOTING

The Fund invests all of its investable assets in the Master Portfolio. Consequentially, the Fund did not hold any portfolio securities with respect to which it was entitled to vote during the period from July 1, 2009 through June 30, 2010. The proxy voting record for the Master Portfolio can be found in MIP’s Form N-PX, which is available on the SEC’s website at www.sec.gov.  MIP’s CIK # is 0000915092.

Information with respect to how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-768-2836; and (ii) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust and the Adviser adhere to the following policy, which is designed to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund shareholders.

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

To the extent permitted under applicable law, the Adviser may distribute (or authorize the Fund’s custodian or principal underwriter to distribute) information regarding the Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as custodial services (State Street), pricing services, proxy voting services, accounting and auditing services (PwC), and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar, Inc. and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement (or other confidentiality arrangements acceptable to the Fund) and if the authorizing persons (as determined by the Fund’s chief compliance officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the Fund believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. The Fund’s portfolio holdings information may not be disseminated for compensation.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund. The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, among other things, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income and gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its investment company taxable income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains for a one-year period generally ending on October 31 of the calendar year, and (3) all investment company taxable income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Backup Withholding. In certain cases, the Fund will be required to withhold, at the applicable rate, U.S. federal income tax (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the “IRS”) notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder's regular U.S. federal income tax liability.  The backup withholding rate is 28% for amounts paid through December 31, 2012.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

Market Discount. If the Master Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is referred to as “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) in each taxable year in which an interest in such debt security is owned and a principal payment is received on it. In particular, the Master Portfolio will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Master Portfolio, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount. Certain debt securities acquired by the Master Portfolio may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received, original issue discount that accrues on a debt security in a given year generally is treated for U.S. federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for U.S. federal income tax purposes (see above).

Dividends and Capital Gains. None of the dividends distributed to shareholders attributable to the investment company taxable income of the Fund is expected to be “qualified dividend income” eligible for the maximum 15% tax rate. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% capital gains tax rate. The maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions of the Fund’s net capital gains will be taxable as long-term capital gains.

The Fund also does not anticipate that its dividends and distributions will qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are U.S. corporations.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of MIP, an open-end, series management investment company organized as a Delaware statutory trust. MIP was organized on October 20, 1993.  In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust of MIP provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. MIP’s Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

MIP’s Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in MIP’s Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office.

The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and to assist investor communications under certain circumstances.

Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio in which it invests, the Fund will either (a) hold a meeting of the Fund’s shareholders and will cast its votes as instructed by those shareholders, or (b) subject to approval by the Board, cast the Fund’s votes in the same proportion as holders of shares of the Master Portfolio, other than the Fund. have cast their votes.

In a situation where the Fund seeks voting instructions from its shareholders and does not receive instructions from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote those shares in the same proportion as the shares for which the Fund does receive voting instructions.

Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Board believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through the Fund’s investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Board determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Board would consider alternative investments, including the investment of the Fund’s assets in another pooled investment vehicle with the same investment objective as the Fund, direct management of the Fund by the Adviser or the hiring of a sub-adviser to manage the Fund’s assets.

Certain policies of the Master Portfolio, which are non-fundamental, may be changed by vote of a majority of MIP’s trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and seek to invest in a new pooled investment vehicle with a matching investment objective, be managed directly by the Adviser or retain a sub-adviser to manage the Fund’s portfolio in accordance with its objective. The Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

FINANCIAL STATEMENTS

Audited financial statements for the year ended December 31, 2010 are contained in the Annual Report to Shareholders and are incorporated herein by reference.

PayPal Funds

Part C: Other Information

Item 28. Exhibits	PEA # 28

Exhibit	Description

(a.1)
Certificate of Trust, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(i) of  Registrant’s initial Registration Statement on Form N-1A, filed June 8, 1999 (“Initial Registration Statement”).

(a.2)	Certificate of Amendment to Certificate of Trust, dated February 13, 2001, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 6, filed April 30, 2002 (“PEA No. 6”).

(a.3)	Trust Instrument, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Initial Registration Statement.

(a.4)
Amended and Restated Trust Instrument, dated September 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Registrant’s Pre-Effective Amendment No. 1, filed November 18, 1999 (“Pre-Effective Amendment No. 1”).

(a.5)
Second Amended and Restated Trust Instrument, dated October 2002, is incorporated herein by reference to Exhibit (a)(v) of Registrant’s Post-Effective Amendment No. 7, filed February 28, 2003 (“PEA No. 7”).

(b.1)	By-laws of Registrant are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 2, filed March 24, 2000 (“PEA No. 2”).

(b.2)	Amended By-laws of Registrant are incorporated herein by reference to Exhibit (b)(i) of Post-Effective Amendment No. 12, filed April 28, 2006 (“PEA No. 12”).

(b.3)	Amended and Restated By-laws of Registrant are filed herewith.

(c)	Not applicable.

(d.1)	Investment Advisory Agreement, dated June 13, 2000, between the Registrant and X.com Asset Management, Inc. (“XAM”) is incorporated herein by reference to Exhibit (d)(i) of PEA No. 6.

(d.2)	Investment Advisory Agreement, dated October 4, 2002, between Registrant and PayPal Asset Management, Inc. (“PPAM”) is incorporated herein by reference to Exhibit (d)(iii) of PEA No. 7.

(d.3)
Amendment, dated March 1, 2005, to Investment Advisory Agreement, dated October 4, 2002, between the Registrant and PPAM is incorporated herein by reference to Exhibit (d.3) of Registrant’s Post-Effective Amendment No. 14, filed April 29, 2008 (“PEA No. 14”).

(d.4)
Second Amendment, dated August 11, 2009, to Investment Advisory Agreement, dated October 4, 2002, between the Registrant and PPAM is incorporated herein by reference to Exhibit (d.4) of Registrant’s Post-Effective Amendment No. 16, filed February 26, 2010 (“PEA No. 16”).

(d.5)	Investment Advisory Agreement between Registrant, on behalf of PayPal Fund for Good, and PPAM to be filed by amendment.

(e.1)	Services Agreement, dated January 1, 2001, among XAM, PayPal, Inc. (formerly, X.com Corporation) and Funds Distributor, Inc. (“FDI”) is incorporated herein by reference to Exhibit (e)(i) of PEA No. 6.

(e.2)	Selling Agreement between Registrant and FDI is incorporated herein by reference to Exhibit (e)(2) of PEA No. 14.

(e.3)	Distribution Agreement between Registrant and FDI, to be updated by amendment.

(f)	Not applicable.

(g)	Custodian Agreement, dated November 17, 1999, among Registrant, XAM and Investors Bank & Trust Company (IBT1) is incorporated herein by reference to Exhibit (g) of PEA No. 3.

(h.1)	Administration Agreement, dated November 17, 1999, among Registrant, XAM and IBT1 is incorporated herein by reference to Exhibit (h)(i) of PEA No. 3.

(h.2)	Transfer Agency Agreement, dated November 17, 1999, between Registrant and XAM is incorporated herein by reference to Exhibit (h)(ii) PEA No. 3.

Exhibit	Description

(h.3)	Transfer Agency Agreement between Registrant and PPAM to be filed by amendment.

(h.4)	Third Party Feeder Fund Agreement, dated November 17, 1999, among Registrant, XAM and Master Investment Portfolio (“MIP”) is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 3.

(h.5)	X.com Funds Electronic Delivery Consent Agreement, dated April 26, 2000 is incorporated herein by reference to PEA No. 3.

(h.6)	Amended and Restated Operating Expenses Agreement, dated March 9, 2001, between Registrant and PPAM is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 6.

(h.7)	Operating Expenses Agreement between Registrant, on behalf of PayPal Fund for Good, and PPAM to be filed by amendment.

(h.8)	Sub-Administration Agreement, dated April 27, 2006, between PPAM and Barclays Global Investors, N.A. is incorporated herein by reference to Exhibit (h)(5) of PEA No. 14.

(i.1)
Opinion and Consent of Counsel (Paul, Hastings, Janofsky & Walker LLP), dated April 16, 2003, with respect to PayPal Money Market Fund (the “Fund”) is incorporated herein by reference to Exhibit (i) of Registrant’s Post-Effective Amendment No. 9, filed April 29, 2004.

(i.2)	Opinion and Consent of Counsel (Paul Hastings) with respect to PayPal Fund for Good to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed herewith.

(k)	Not applicable.

(l)	Form of Subscription Agreement between the Registrant and Elon R. Musk is incorporated herein by reference Exhibit (l) of Pre-Effective Amendment No. 1.

(m)	Not applicable.

(n)	Not applicable.

(p.1)	Powers of Attorney, each dated February 25, 2003, for Richard Kernan, Kevin T. Hamilton, Gregory N. River and John T. Story is incorporated herein by reference Exhibit (p)(iii) to PEA No. 7.

(p.2)	Power of Attorney, dated September 18, 2008, for John P. McGonigle is incorporated herein by reference to Post-Effective Amendment No. 15, filed April 29, 2009 (“PEA No. 15”).

(p.3)
Powers of Attorney, dated February 14, 2011, for David O. Beim, Ronald W. Forbes, Dr. Matina S. Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Richard S. Davis and Henry Gabbay (MIP Trustees) is filed herewith.

(q.1)	Joint Code of Ethics of Registrant and PPAM, effective August 10, 2010, is filed herewith.

(q.2)	Code of Ethics of Money Market Master Portfolio (the “Master Portfolio”) is incorporated herein by reference to Post-Effective Amendment No. 18, filed June 8, 2010.

(q.3)
Code of Ethics of SEI Investments Company, related to the Master Portfolio, is incorporated herein by reference to Amendment No. 29 to Master Investment Portfolio (“MIP”)’s Registration Statement filed April 29, 2005 (Acc-No: 0001193125-05-090744).

(q.4)	Code of Ethics of BlackRock Fund Advisors, related to the Master Portfolio, is filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Adviser

PPAM, f/k/a X.com Asset Management, Inc. (the “Investment Adviser”) is a Delaware corporation that offers investment advisory services.  The Investment Adviser's offices are located at 2211 North First Street, San Jose, CA 95131.  The directors and officers of the Investment Adviser and their business and other business connections are as follows:

Name	Title/Status with Investment Adviser	Other Business Connections

John D. Muller	Chairman and Director	Vice President and General Counsel, PayPal, Inc.

Omar J. Paz	Chief Executive Officer & President, Treasurer, Secretary and Director	Director, North America, PayPal Inc.
Jeffrey R. Mannie	Controller	Controller, PayPal, Inc.

Christopher I. Chen	Chief Compliance Officer	Manager, Policy, PayPal, Inc.

Robert J. Mansell	Senior Technology Officer	Vice President, Product Development, PayPal, Inc.

Steven A. Burleson	Treasurer	Vice President and Chief Financial Officer, North America, PayPal, Inc.
Prashant F. Aggarwal	Chief Financial Officer and Director	Vice President, Finance Operations, PayPal, Inc.

Edmond I. Eger III	Business Officer	Senior Vice President, General Manager, North America, Global Core Payments and Emerging Markets, PayPal, Inc.

Item 32. Principal Underwriters

(a) The Trust distributes its own shares and does not have a third-party principal underwriter. Certain distribution services are provided by Funds Distributor, LLC (“Funds Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust
Munder Series Trust II
Munder Series Trust

Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA).  Funds Distributor has its main address at Three Canal Plaza, Suite 100, Portland, Maine 04101. Funds Distributor is an indirect wholly-owned subsidiary of Foreside Financial Group, LLC.

(b) Information about Directors and Officers of Funds Distributor is as follows:

Name	Address	Position with Underwriter
Mark A. Fairbanks	690 Taylor Road, Suite 150, Gahanna, OH 43230	President & Manager

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary

Nanette K. Churn	Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer

James E. (Ed) Pike	690 Taylor Road, Suite 150, Gahanna, OH 43230	Financial and Operations Principal

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer, Vice President & Manager

(c) Not applicable.

Item 33.  Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of PPAM, 2211North First Street, San Jose, California 95131, and IBT1, 200 Clarendon Street, Boston, Massachusetts, 02116.

Item 34. Management Services

Not applicable

Item 35. Undertakings:

Not applicable

1	On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative and custodial services for the Fund.

SIGNATURES FOR THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Jose and the State of California on the 27th day of April, 2011.

PAYPAL FUNDS
(Registrant)

By:	/s/ Dana E. Schmidt
Name:	Dana E. Schmidt
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Dana E. Schmidt	President and Principal Executive Officer	April 27, 2011
Dana E. Schmidt

/s/ Omar J. Paz	Treasurer and	April 27, 2011
Omar J. Paz	Chief Financial Officer

*	Trustee	April 27, 2011
Richard Kernan

**	Trustee	April 27, 2011
John P. McGonigle

*	Trustee and Chairman	April 27, 2011
Kevin T. Hamilton

*,** By:	/s/ David A. Hearth
David A. Hearth,
As Attorney-in-Fact
________________________
*	Pursuant to Powers of Attorney, each dated February 25, 2003, for Richard Kernan and Kevin T. Hamilton are incorporated herein by reference to PEA No. 7.
**	Pursuant to Power of Attorney, dated September 18, 2008, for John P. McGonigle is incorporated herein by reference to PEA No. 15.

EXHIBIT INDEX

(b.3)	Amended and Restated By-laws of Registrant
(j)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
(p.3)	Powers of Attorney, dated February 14, 2011
(q.1)	Joint Code of Ethics of Registrant and PPAM
(q.4)	Code of Ethics of BlackRock Fund Advisors

MIP/MIP TRUSTEE SIGNATURE PAGE
THIRD-PARTY FEEDER REGISTRATION STATEMENTS

SIGNATURES
This Registration Statement contains certain disclosures regarding the Money Market Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of PayPal Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on 27th day of April 2011.  The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO
By:

/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer
(Chief Executive Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on 27th day of April 2011. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title	Date

/s/ John M. Perlowski	President and Chief Executive Officer	April 27 , 2011
John M. Perlowski	(Chief Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer	April 27, 2011
Neal J. Andrews	(Principal Financial and Accounting Officer)

Richard S. Davis *		April 27, 2011
Richard S. Davis	Trustee

Henry Gabbay *		April 27, 2011
Henry Gabbay	Trustee

David O. Beim *		April 27, 2011
David O. Beim	Trustee

Ronald W. Forbes *		April 27, 2011
Ronald W. Forbes	Trustee

Dr. Matina S. Horner *		April 27, 2011
Dr. Matina S. Horner	Trustee

Rodney D. Johnson *		April 27, 2011
Rodney D. Johnson	Trustee

Herbert I. London *		April 27, 2011
Herbert I. London	Trustee

Cynthia A. Montgomery *		April 27, 2011
Cynthia A. Montgomery	Trustee

Joseph P. Platt, Jr.*		April 27, 2011
Joseph P. Platt, Jr.	Trustee

Robert C. Robb, Jr.*		April 27, 2011
Robert C. Robb, Jr.	Trustee

Toby Rosenblatt *		April 27, 2011
Toby Rosenblatt	Trustee

Kenneth L. Urish *		April 27, 2011
Kenneth L. Urish	Trustee

Frederick W. Winter *		April 27, 2011
Frederick W. Winter	Trustee

*By:	/s/ Edward B. Baer
Edward B. Baer (Attorney-in-Fact)
  * As Attorney-in-Fact pursuant to the powers of attorney, dated February 14, 2011, incorporated herewith.